UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

ACCO BRANDS Corp

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Corporate Drive
Lake Zurich, Illinois		60047
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 541-9500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of ACCO Brands Corporation (the "Company") on May 17, 2022 (the "2022 Annual Meeting"), the Company's stockholders approved the 2022 ACCO Brands Corporation Incentive Plan (the "Plan"). The description of the Plan contained under the caption "Proposal to Approve the 2022 ACCO Brand Corporation Incentive Plan" in the Company's definitive proxy statement for the 2022 Annual Meeting filed with the Securities and Exchange Commission on April 1, 2022, is incorporated herein by reference. Such description is qualified in its entirety by reference to the Plan, a copy of which is incorporated by reference as Exhibit 10.1 to this report.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Item 1: The election of nine directors for a one-year term expiring at the 2023 Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-Votes
Gina R. Boswell	80,676,271	257,926	64,588	7,286,030
Kathleen S. Dvorak	79,529,547	1,403,926	65,312	7,286,030
Boris Elisman	78,200,796	2,753,787	44,202	7,286,030
Pradeep Jotwani	79,426,090	1,500,334	72,361	7,286,030
Robert J. Keller	79,527,890	794,550	676,345	7,286,030
Thomas Kroeger	78,604,124	2,323,184	71,477	7,286,030
Ron Lombardi	75,112,271	5,816,834	69,680	7,286,030
Graciela I. Monteagudo	79,637,402	1,294,840	66,543	7,286,030
E. Mark Rajkowski	80,320,043	608,717	70,025	7,286,030

Item 2: The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2022:

For	Against	Abstain	Broker Non-Votes
87,337,110	813,578	134,127	0

Item 3: The approval, by non-binding advisory vote, of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
78,871,833	1,722,910	404,042	7,286,030

Item 4: Approval of the 2022 ACCO Brands Corporation Incentive Plan

For	Against	Abstain	Broker Non-Votes
69,077,954	11,757,751	163,080	7,286,030

Section 9- Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

10.1 2022 ACCO Brands Incentive Plan (incorporated by reference to Exhibit 99 to the Company's Registration Statement on Form S-8 filed with the SEC on May 17, 2022)

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCO Brands Corporation

Date:	May 17, 2022	By:	/s/ Pamela R. Schneider
Pamela R. Schneider, Senior Vice President, General Counsel and Corporate Secretary